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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

                                  ----------

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          UNITED PARCEL SERVICE, INC.
            (Exact Name of Registrant as Specified in Its Charter)


                   Delaware                              58-2480149
          (State of Incorporation or                  (I.R.S. Employer
                 Organization)                       Identification No.)


             55 Glenlake Parkway, N.E.                      30328
                  Atlanta, GA                             (Zip Code)
          (Address of Principal Executive
                    Offices)


If this form relates to the                If this form relates to the
registration of a class of securities      registration of a class of securities
pursuant to Section 12(b) of the           pursuant to Section 12(g) of the
Exchange Act and is effective              Exchange Act and is effective
pursuant to General Instruction            pursuant to General Instruction
A.(c), please check the following          A.(d), please check the following
box.  [X]                                  box.  [_]


Securities Act registration statement file number to which this form relates:
333-83347


Securities to be registered pursuant to Section 12(b) of the Act:

  Title of each class                            Name of each exchange
  to be so registered                   on which each class is to be registered
  -------------------                   ---------------------------------------
Class B Common Stock,                           New York Stock Exchange
Par Value $0.01 Per Share


Securities to be registered pursuant to Section 12(g) of the Act:


                                     None
                               ----------------
                               (Title of class)
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Item 1.  Description of Registrant's Securities to be Registered.

     A description of United Parcel Service, Inc.'s class B common stock, par value $0.01 per share, is set forth under "Description of Capital Stock, Certificate of Incorporation and Bylaws" in its registration statement on Form S-1 (File No. 333-83347), filed with the Securities and Exchange Commission on July 21, 1999, as amended, including any form of prospectus contained therein filed pursuant to Rule 424(b) under the Securities Act of 1933 (the "Registration Statement"), which description is incorporated in this Item 1 by reference.


Item 2.  Exhibits.

Exhibit
Number                              Description of Exhibit
-------                             ----------------------
   1 Form of Restated Certificate of Incorporation of the Registrant (incorporated by reference to Annex B to the proxy statement/prospectus contained in UPS's registration statement on Form S-4 (File No. 333-83349), filed with the SEC on July 21, 1999, as amended).

   2 Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registration Statement).

   3 Form of Stock Certificate of the Class B Common Stock of the Registrant (incorporated by reference to Exhibit 4.2 to the Registration Statement).
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        UNITED PARCEL SERVICE, INC.

Date:  November 4, 1999.                By:    /s/  Joseph R. Moderow
                                           ------------------------------
                                           Joseph R. Moderow
                                           Senior Vice President and Secretary